UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

Rent-Way, Inc.

(Name of Registrant as Specified In Its Charter)

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RENT-WAY, INC.

ONE RENTWAY PLACE

ERIE, PENNSYLVANIA 16505

_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 8, 2006

_______________

To the Shareholders of Rent-Way, Inc.

Notice is hereby given that the Annual Meeting of the Shareholders of Rent-Way, Inc. (the “Company”) will be held at the Bel-Aire Clarion Hotel located at 2800 West Eighth Street, Erie, Pennsylvania 16505 on Wednesday, March 8, 2006 at 10:00 a.m. for the following purposes:

(a)

To elect three Class II directors to serve until the Annual Meeting of Shareholders in 2009;

(b)

To take action upon the proposed adoption of the Rent-Way, Inc. 2006 Equity Incentive Plan;

(c)

To ratify the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for fiscal year 2006; and

(d)

To consider and act upon other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 20, 2006 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof.  Each shareholder is entitled to one vote per share on all matters to be voted on by shareholders, except that shareholders are entitled to cumulative voting in the election of directors.

By Order of the Board of Directors,

WILLIAM LERNER

Secretary

Erie, Pennsylvania

January 27, 2006

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED PREPAID ENVELOPE.

RENT-WAY, INC.

ONE RENTWAY PLACE

ERIE, PENNSYLVANIA 16505

_______________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MARCH 8, 2006

_______________

This Proxy Statement and the accompanying form of proxy are being mailed on or about January 27, 2006 in connection with the solicitation by the Board of Directors of Rent-Way, Inc. (“Rent-Way” or the “Company”) of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, March 8, 2006, and any adjournments thereof.

If the form of proxy enclosed is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument with the Secretary of the Company revoking it or by submitting a duly executed proxy bearing a later date.

The cost of soliciting proxies in the accompanying form will be borne by the Company.  The officers, directors and employees of the Company, without additional compensation, may solicit proxies by mail, facsimile, telephone or personal contact.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding proxies and proxy material to the beneficial owners of its common stock.

The authorized common stock of the Company consists of 50,000,000 shares, no par value, of which 26,381,376 shares were issued and outstanding as of January 20, 2006, the record date fixed for the annual meeting.  Each outstanding share of common stock is eligible to be voted at the annual meeting.  Holders of record as of the record date will be entitled to one vote per share on all matters to be voted on by the shareholders, except that shareholders are entitled to cumulative voting in the election of directors, which means that a shareholder is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected, and all of such votes may be cast for one nominee or distributed among any two or more nominees.  Cumulative voting enables shareholders to concentrate the voting of their shares in favor of the election of a lesser number of nominees than the total number of directors being voted upon.  Persons holding less than a majority of the shares voting may therefore be able to elect one or more directors.

The presence, in person or by proxy, of a majority of the shares of the common stock outstanding on the record date will constitute a quorum at the annual meeting.  Abstentions, directions to withhold authority and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum on that matter.  The three nominees receiving the greatest number of votes cast for the election of directors at the annual meeting by shareholders entitled to vote and present in person or by proxy at the annual meeting will be elected directors.  Abstentions, directions to withhold authority and broker non-votes will not be treated as votes cast and will have no effect on the election of directors.  The approval of the Rent-Way, Inc. 2006 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the matter at the meeting, provided that a majority of the outstanding shares are voted on the matter.  Abstentions will be counted as votes cast and will have the same effect as a negative vote.  Broker non-votes will not be treated as votes cast and will have no effect on the approval of the 2006 Plan.  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter at the meeting.  Abstentions and broker non-votes will not be treated as votes cast and will have no effect on the ratification of the appointment of Ernst & Young.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s by-laws require that the directors be divided into three classes, with the term of office of at least one class expiring each year.  Pursuant to the by-laws, the members of a class are elected for a term of three years and until their respective successors have been elected and qualified, or until the respective director’s earlier death, resignation or removal.  The by-laws provide for a Board of Directors that is not more than nine members.  The term of office for Class I directors expires at the Annual Meeting of Shareholders in 2008 and for Class III directors expires at the Annual Meeting of Shareholders in 2007.  The term of office of Class II directors expires at this annual meeting.

The Board proposes, upon recommendation of the Corporate Governance/Nominating Committee of the Board, that the nominees described below, each of whom is currently serving as a Class II director, be elected as Class II directors for a new term of three years ending at the Annual Meeting of Shareholders in 2009 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the direction indicated, or, if no direction is indicated, the shares will be voted in favor of the election of the nominees identified below.  The Company expects each nominee to be able to serve, if elected, but if any nominee notifies the Company before the annual meeting that the nominee is unable to do so, then the proxies will be voted for such other person as the Board designates.

Information regarding the nominees standing for election as Class II directors is set forth below:

William Lerner has been a director of the Company since November 1992 and its corporate Secretary since January 1993.  Mr. Lerner has been a  practicing attorney in New York since 1961 and in Pennsylvania since 1990.  Mr. Lerner is also a director of MTM Technologies, Inc., a publicly traded computer and communications technology management company, and The Cortland Trust, Inc., a publicly traded, open-end, diversified money market fund.

Marc W. Joseffer has been a director of the Company since May 1994 and the Lead Director of the Board of Directors since January 2003.  Since April 1997, Mr. Joseffer has served as Vice President of Greenleaf Distributors, Inc., a privately held pet food and pet products distributor.  From May 1994 through October 1996, he was employed by the Company in various management positions.  For more than five years prior thereto, he was Vice President and a principal shareholder of D.A.M.S.L. Corp., a privately held company engaged in the rental purchase business.  D.A.M.S.L. was acquired by the Company in May 1994.  Mr. Joseffer is a  director of Greenleaf Distributors, Inc. and a director and Vice President of Holimont, Inc., each privately held corporations.

Jacqueline E. Woods has been a director of the Company since March 1999.  Ms. Woods is a nationally-recognized educator and specialist in early childhood education, adult and vocational education, resource development, higher education administration, public policy development and management, and institutional governance.  Ms. Woods currently serves as a director and Chair of the board of directors of Pivot Point, Inc., a privately held corporation, and an adjunct faculty member of The American University’s School of Public Affairs.  Ms. Woods also serves as a member of several non-profit boards, including The Institute for Higher Education Policy, The American University of Rome’s Board of Trustees, the National Council for Women’s Organizations and the Ms. Magazine Advisory Board.  From 2000 to 2004, Ms. Woods served as Executive Director of the American Association of University Women, an association of three corporations that address education and equity issues of girls and women nationwide.  In 1996, former President Clinton appointed her as the Director of the Liaison Office for Community Colleges for the U.S. Department of Education.  From 1993 to 1996, Ms. Woods served as Vice Chancellor for External Affairs for the City Colleges of Chicago.  Prior to that, she served as the Vice President for Institutional Advancement for the Community College of Philadelphia, and earlier in her career, held various other senior level positions at higher education associations and institutions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTOR.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Certain information regarding the directors and executive officers of the Company is set forth below.

Name	Age	Position
Directors:
William E. Morgenstern	47	Chairman of the Board and Class III Director
William S. Short	47	President and Class III Director
Gerald A. Ryan	70	Chairman Emeritus of the Board and Class I Director; Member of Finance Committee (Chair)
William Lerner	70	Corporate Secretary and Class II Director; Member of Audit, Compensation and Corporate Governance/ Nominating Committees
Robert B. Fagenson	57	Class I Director; Member of Compensation and Audit Committees
John W. Higbee	63	Class III Director; Member of Audit (Chair) and Finance Committees
Marc W. Joseffer	57	Class II Director; Lead Director; Member of Corporate Governance/Nominating, Compensation (Chair) and Finance Committees
Jacqueline E. Woods	58	Class II Director; Member of Corporate Governance/ Nominating (Chair) and Compensation Committees
Executive Officers:
Gregory L. Matheny	54	Executive Vice President and Chief Operating Officer
Ronald D. DeMoss	55	Vice President and General Counsel
John A. Lombardi*	40	Vice President, Corporate Controller and Interim Chief Financial Officer

___________________________

*William A. McDonnell resigned as Senior Vice President and Chief Financial Officer effective December 30, 2005.  Mr. Lombardi has served as Interim Chief Financial Officer since that date.

William E. Morgenstern, a founder of the Company, served as its Chief Executive Officer from the Company’s formation in 1981 until May 1, 2005.  He has served as a director since 1981.  In October 1999, Mr. Morgenstern was elected Chairman of the Board of the Company.  In February 2004, Mr. Morgenstern was appointed President of the Company.  Mr. Morgenstern began his rental-purchase industry career with Rent-A-Center, Inc. in 1979 in Ft. Worth, Texas.  Mr. Morgenstern has served on numerous boards of non-profit organizations including as the immediate past Chairman of Hamot Medical Center, a tertiary medical center located in Erie, Pennsylvania.  Mr. Morgenstern currently resides in Cary, North Carolina where he is actively working as a business consultant for start-up ventures.

William S. Short  was hired by the Company in July 1996 and served in various operations positions including Executive Vice President - Operations, Divisional Vice President - Operations, Vice President of Operations Administration, Director of Operations and Regional Manager.  In July 2002, he was appointed Senior

Vice President of Operations.  In February 2004, he was appointed Executive Vice President-Chief Operating Officer and in May 2005 he was appointed President and elected a member of the Board.  Prior to his employment with the Company, he was employed by Rent-A-Center, Inc. for twelve years where he held various field positions, the last being Market Manager.

Gerald A. Ryan, a founder of the Company, served as Chairman of the Board of the Company from 1981 to October 1999 and as a director since its formation in 1981.  Since 1999, Mr. Ryan has served as a consultant to the Company.  Mr. Ryan is Chairman of the Board of Spectrum Control, Inc., a publicly traded company that designs and manufactures electronic control products and systems.  Mr. Ryan is also Chairman of the Board of Automated Industrial Systems, Inc., a privately held manufacturer of pad printing equipment and supplies, Managing Director of RPG of Estuary LLC and a director of Megar Inc., both privately held companies.

Robert B. Fagenson has been a director since August 1993.  He has, for more than the past five years, been President and a director of Fagenson & Co., Inc., an investment securities firm.  Since June 2000, Mr. Fagenson has served as Vice Chairman of the Management Committee of Van der Moolen Specialists USA, LLC, an international securities trading firm and since April 2005 he has served as Chief Executive Officer of the firm.  Mr. Fagenson is a director of Cash Technologies, Inc., a publicly traded company that develops and produces coin counting machines and currency transaction processing and networking technologies, and Document Security Systems, Inc., a publicly traded company that develops, licenses and sells anti-counterfeiting technology and products.

John W. Higbee has been a director of  the Company since November 2001.  Mr. Higbee currently serves as Chair of the Audit Committee and as a member of the Finance Committee.  Since September 2004, Mr. Higbee has been Vice President and Chief Financial Officer of the Fullington Auto Bus Company, a privately held company engaged in inter and intra city bus transportation.  From October 2003 to August 2004, he served as an independent business consultant.  From April 2002 to August 2003, Mr. Higbee was Chief Financial Officer of Le-Nature’s, Inc., a privately held company engaged in the all natural beverage business.  Prior to that, he was a partner of Arthur Andersen LLP for over twenty years.  Mr. Higbee is a director of World Health Alternatives, Inc., a publicly traded company providing healthcare staffing services to hospitals and other healthcare facilities.

Gregory L. Matheny was appointed Executive Vice President and Chief Operating Officer of the Company on October 1, 2005. From July 2002 until that appointment, he served as the Company’s Senior Vice President of Operations. Prior to that time, beginning with his hiring in October 1998, he served in various operations positions at Rent-Way, including Regional Manager, Director of Operations and Divisional Vice President. Prior to his employment with Rent-Way, Mr. Matheny worked at Rent-A-Center for 8 years.

Ronald D. DeMoss was elected Vice President and General Counsel of the Company in February 1996.  From June 1990 through December 1995, Mr. DeMoss was employed as a corporate counsel for Rent-A-Center, Inc. and, in such capacity, managed efforts for the enactment of favorable rental-purchase legislation. During 1995, Mr. DeMoss served as Rent-A-Center’s Director of Government Relations.  From 1996 to 2002, Mr. DeMoss served as an officer on the Board of Directors of The Association of Progressive Rental Organizations, or APRO, and also  served on APRO’s Government Relations Committee.  From 1981 through 1990, Mr. DeMoss was a practicing attorney in Wichita, Kansas.

John A. Lombardi was hired by the Company in April 2001 as Vice President, Corporate Controller and Chief Accounting Officer.  He was appointed Interim Chief Financial Officer effective December 30, 2005.  From August 1997 until he joined the Company, Mr. Lombardi served as the Chief Financial Officer and Treasurer at Community Rehab Centers, Inc. in Boston, Massachusetts.  During 1996 and 1997, he served as Executive Vice President, Chief Financial Officer and Treasurer of Northstar Health Services Inc.  From 1986 to 1996, Mr. Lombardi worked in the specialty consulting services and audit and business advisory services practices of Arthur Andersen LLP.  Mr. Lombardi is a certified public accountant, a certified insolvency and reorganization accountant, and a certified fraud examiner.

Additional information regarding Messrs. Lerner and Joseffer and Ms. Woods appears under the caption “Proposal 1 - Election of Directors” in this Proxy Statement.

CORPORATE GOVERNANCE AND BOARD MATTERS

The business of the Company is managed under the direction of the Board of Directors.  The Board acknowledges that a commitment to good corporate governance practices provides an important framework within which the Board and management can pursue the strategic objectives of the Company.  In July 2003, the Board adopted Corporate Governance Guidelines for the Company.  These Guidelines set out the Board’s support of the following guiding principles:

•

The paramount duty of the Board is to select the Company’s Chief Executive Officer and oversee his work and the work of other members of senior management in the competent and ethical operation of the Company.

•

The paramount duty of management is to operate the Company in an effective and ethical manner and to communicate important information regarding the Company’s business to the Board.

•

It is the responsibility of management to produce financial statements that fairly and accurately present the financial condition and results of operations of the Company.

•

It is the responsibility of the Board and the Audit Committee to engage an independent auditor to audit and opine on the Company’s financial statements.

The Board has adopted a Code of Business Conduct and Ethics for the Chief Executive Officer and other senior financial officers.  This Code of Business Conduct and Ethics supplements a company-wide Code of Conduct that applies to all employees, officers and directors.

Board Independence; Meetings and Committees of the Board

The Board of Directors has determined that Messrs. Fagenson, Higbee, Joseffer, Lerner and Ms. Woods, a majority of the Board, are “independent” as required by applicable law and the listing standards of the New York Stock Exchange, or NYSE.  In determining independence, each year the Board affirmatively determines whether directors have no “material relationship” with the Company.  When assessing the “materiality” of a director’s relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation, and the frequency or regularity of the services, whether the services are being carried out at arm’s length in the ordinary course of business and whether the services are being provided substantially on the same terms to the Company as those prevailing at the time from unrelated parties for comparable transactions.  Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships.  Independence means (1) not being presently or within the past three years an employee of the Company; (2) not personally receiving or having an immediate family member who receives more than $100,000 per year in direct compensation from the Company other than director and committee fees and pension or other forms of deferred compensation; (3) not being employed, or having an immediate family member employed as an executive officer of another company where any current executive officer of Rent-Way serves on that company’s compensation committee; (4) not being employed by or affiliated with or having an immediate family member employed by or affiliated with a present or former internal or external auditor of the Company within the three previous years; or (5) not being a director who is an executive officer or employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from the Company for property or services in an amount which exceeds the greater of $1 million, or 2% of the other company’s consolidated gross revenues.

The Board of Directors has standing Audit, Compensation, Corporate Governance/Nominating and Finance Committees.  The Board held thirteen meetings in the Company’s fiscal year ended September 30, 2005, or fiscal year 2005.  Each director attended at least 75% of the meetings of the full Board and the meetings of committees on which each served, except that Mr. Fagenson did not attend at least 75% of the meetings of the Compensation Committee.  The Company encourages, but has no policy regarding, director attendance at annual meetings of shareholders.  All of the directors attended the Company’s annual meeting of shareholders held last year.

The Audit Committee consists of Messrs. Higbee (Chair), Fagenson and Lerner.  The Audit Committee assists the Board with the oversight of the integrity of the Company’s financial statements and internal controls, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor and the Company’s compliance with legal and regulatory requirements.  The Board has determined that each member of the Audit Committee is a financial expert as such term is defined in applicable rules and regulations of the Securities and Exchange Commission, or SEC.  The Audit Committee held eleven meetings in fiscal year 2005.

The Compensation Committee consists of Messrs. Fagenson, Lerner, and Joseffer and Ms. Woods.  Mr. Fagenson served as Chair of the Compensation Committee until November 2005, and Mr. Joseffer currently serves as Chair.  The Compensation Committee oversees the overall compensation policies and practices of the Company.  The Compensation Committee also administers and oversees the Company’s stock option plans.  The Compensation Committee held four meetings in fiscal year 2005.

The Corporate Governance/Nominating Committee consists of Ms. Woods (Chair) and Messrs. Joseffer and Lerner.  The Corporate Governance/Nominating Committee develops and monitors the Company’s policies regarding corporate governance, develops and implements Board evaluation processes, and identifies and recommends nominees for election as directors to the Board and to committees thereof.  In performing its duties to recommend nominees for the Board, the Corporate Governance/Nominating Committee seeks director candidates with the following qualifications, at minimum: high character and integrity; substantial life or work experience that is of particular relevance to the Company; sufficient time available to devote to his or her duties; and ability and willingness to represent the interests of all shareholders rather than any special interest group.  The Corporate Governance/Nominating Committee may use third-party search firms to identify Board candidates.  It also relies upon recommendations from a wide variety of its contacts, including current executive officers, directors, community leaders and shareholders, as a source for potential Board candidates.  Shareholders wishing to submit or nominate candidates for election to the Board must supply information in writing regarding the candidate to the Corporate Governance/Nominating Committee at the Company’s executive offices in Erie, Pennsylvania.  This information should include the candidate’s name, biographical data and qualifications.  Generally, the Corporate Governance/Nominating Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon biographical data and qualifications.  This information is evaluated against the criteria described above and the specific needs of the Company at the time.  Additional information regarding proposed nominees may be requested.  On the basis of the information gathered in this process, the Committee determines the nominees to recommend to the Board.  The Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation.  The Corporate Governance Committee/Nominating Committee held four meetings in fiscal year 2005.

At the request of the Corporate Governance/Nominating Committee, the Board has established and funded an annual board member training and education program with an outside provider.  During fiscal year 2005, three members of the Board attended board member training programs certified by Institutional Shareholder Services.  The Corporate Governance/Nominating Committee has established a written evaluation program for the Board of Directors in which all directors participated in fiscal year 2005.  The results of the written evaluations were presented and evaluated by the Board.

The Finance Committee consists of Messrs. Ryan (Chair), Joseffer and Higbee.  The Finance Committee reviews with management on a monthly basis the Company’s financial performance and provides reports thereon to the full Board.  Prior to the beginning of each fiscal year, the Finance Committee reviews with management the Company’s annual and capital expenditure budgets and makes recommendations regarding their approval to the Board.  The Finance Committee held fourteen meetings in fiscal year 2005.

Executive Sessions of the Board

Non-management directors meet regularly in executive sessions.  “Non-management” directors are all those directors who are not Company employees and includes directors, if any, who are not independent as determined by the Board.  The non-management directors consist of all current directors, except Mr. Short.  Executive sessions are led by a “Lead Director”.  Mr. Joseffer is the Lead Director.  An executive session is generally held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Lead Director in his discretion or at the request of the Board.  The non-management directors met in executive session three times during fiscal year 2005.

Contacting the Lead Director and Board of Directors

Any shareholder who desires to contact Rent-Way’s Lead Director may do so electronically by sending an email to the following address: mjoseffer@rentway.com.  Alternatively, a shareholder can contact the Lead Director or the other members of the Board by writing to:  Board of Directors, Rent-Way, Inc., One RentWay Place, Erie, Pennsylvania 16505.

Website Access to Information

The Company’s internet address is www.rentway.com.  The Company has posted to the Investor Relations section of its website its Corporate Governance Guidelines, Code of Conduct, Code of Business Conduct and Ethics for the Chief Executive Officer and other senior financial officers, and board committee charters for its Audit, Compensation and Corporate Governance/Nominating Committees.  This information is available in print to any shareholder upon request.  All requests for these documents should be made to the Company’s Investor Relations Coordinator by calling (814) 455-5378, or by email to ir@rentway.com.

Compensation of Directors

Directors who are not employees of the Company (Messrs. Higbee, Fagenson, Joseffer, Lerner, Morgenstern, Ryan and Ms. Woods) receive an annual retainer of $40,000 and are eligible to participate in the Company’s medical and health benefits plan.  Additionally, each director receives $1,500 for each board meeting attended in person and $500 for each meeting attended by telephone, $500 for each committee meeting attended in person and $250 for each committee meeting attended by telephone.  Mr. Joseffer receives an additional annual retainer of $8,000 for serving as the Lead Director.  Non-employee directors who serve as Chair of the Compensation, Corporate Governance/Nominating and Finance Committees receive an additional annual retainer of $8,000.  The Chair of the Audit Committee receives an additional annual retainer of $12,000.  Non-employee directors also receive an annual grant of stock options under the Company’s existing stock option plans.  The number of shares subject to the annual option grant is determined by years of service as a director with 1,000 shares granted for each year of service up to a maximum of 10,000 shares.  The exercise price of the options is the closing price of the Company’s common stock on the date of grant.  Non-employee directors are also reimbursed for their out-of-pocket expenses incurred for attendance at meetings of directors and shareholders.  Mr. Lerner receives no compensation for serving as Secretary to the Company.  Directors who are employees of the Company receive no additional compensation for their service as directors.

During fiscal year 2005, Messrs. Lerner, Ryan, Fagenson and Joseffer each received a grant of 10,000 options, Ms. Woods received a grant of 5,000 options and Mr. Higbee received a grant of 3,000 options with  an exercise price of $7.72 per share and vesting one-half on the grant date, October 1, 2004, and one-fourth on each of October 1, 2005 and 2006.  In addition, in April 2005, options were also granted as follows:  William E. Morgenstern, 20,000; Robert B. Fagenson, 20,000; Marc Joseffer, 20,000; Gerald A. Ryan, 20,000; William Lerner, 20,000; Jacqueline E. Woods, 12,000; and John W. Higbee, 8,000.  These options were awarded under forms of stock option agreements that provide for the immediate vesting of the options on grant, but contain restrictions on transfer of the shares underlying the options. The option agreements provide that one-half of the shares underlying the options are without restrictions on transfer, one-fourth may be transferred from and after the first anniversary of the grant date and one-fourth may be transferred from and after the second anniversary of the grant date.

During fiscal year 2005, Mr. Ryan served as a consultant to the Company under an agreement for a term that commenced October 1, 1999 and continues to September 30, 2009.  Under the agreement, Mr. Ryan received annual compensation of $112,410 in fiscal year 2005 (which amount is subject to annual cost of living increases and an annual review by the Compensation Committee of the Board) and he is eligible to receive an annual bonus in an amount determined by the Board.  Mr. Ryan is also eligible to participate in the Company’s employee benefit plans and to receive fringe benefits made generally available to senior management.

EXECUTIVE OFFICER COMPENSATION

The following table discloses compensation for the years ended September 30, 2005, 2004 and 2003 received by the Company’s Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the close of fiscal year 2005 (the "Named Executive Officers"):

Summary Compensation Table

				Long-Term
				Compensation
		Annual Compensation		Awards
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Options (#)	Compensation

William S. Short	2005	$ 259,615	$ 117,500	135,000	$ 19,877	(3)(4)
President (1)	2004	250,000	110,000	-	11,048	(3)(4)
	2003	264,384	35,000	75,000	21,436	(3)(4)(5)

William E. Morgenstern	2005	$ 398,077	$ 150,000	20,000	$ 7,834	(3)
Chairman of the Board (6)	2004	500,000	100,000	-	4,100	(3)
	2003	500,000	370,000	-	4,000	(3)

Gregory L. Matheny	2005	$ 187,183	$ 57,975	77,000	$ 14,495	(3)(7)
Executive Vice President	2004	180,048	45,000	-	2,704	(3)(7)
and Chief Operating Officer	2003	175,000	5,000	60,000	2,423	(3)(7)

William A. McDonnell	2005	$ 217,676	$ 62,884	25,000	$ 1,693	(3)
Senior Vice President and	2004	209,456	35,000	-	3,628	(3)
Chief Financial Officer (8)	2003	205,504	50,000	50,000	3,269	(3)

Ronald D. DeMoss	2005	$ 233,654	$ 67,500	25,000	$ 5,192	(3)(9)
Vice President and General	2004	224,519	30,000	-	4,918	(3)(9)
Counsel	2003	212,500	30,000	20,000	54,069	(3)(5)(9)

John A. Lombardi	2005	$ 188,848	$ 44,187	17,000	$ 5,975	(3)(10)
Vice President, Corporate	2004	176,550	25,000	-	1,896	(3)(10)
Controller and Interim Chief	2003	171,600	35,000	15,000	2,854	(3)(10)

Financial Officer

____________________________
(1) ) Mr. Short became President of the Company on May 1, 2005. Prior to becoming President, he served as Executive Vice President and Chief Operating Officer.

(2) Paid in year shown for services in prior year.

(3) Represents matching contributions to the 401(k) plan contributed in cash.

(4) Represents $16,865 contributed to Mr. Short's 401(k) plan account as restorative payments in fiscal 2003 (as discussed in footnote (5) below), and $4,292, $4,000, and $4,904, in fiscal year 2005, 2004, and 2003, respectively, in matching contributions to 401(k) contributions, $15,585 in non-cash travel and vacation perquisites in fiscal year 2005, and $7,048 in prize awards Mr. Short won in a Company sponsored contest in fiscal year 2004.

(5) Includes a cash contribution to the individual's 401(k) plan to restore a portion of the loss in value of the Company's common stock as a result of the significant stock price drop in October 2000.

(6) Prior to May 1, 2005, Mr. Morgenstern served as Chief Executive Officer and President.

(7) Represents $4,160, $2,704, and $2,423 in fiscal year 2005, 2004, and 2003, respectively, in matching contributions to 401(k) contributions and $10,335 in non-cash travel and vacation perquisites in fiscal 2005.

(8) Mr. McDonnell resigned as Senior Vice President and Chief Financial Officer effective December 30, 2005.

(9) Represents $27,945 contributed to Mr. DeMoss' 401(k) as restorative payments in fiscal 2003 (discussed in footnote (5) above), $5,192, $4,918, and $4,904, in fiscal year 2005, 2004, and 2003, respectively, in matching contributions to 401(k) contributions, and $21,220 in benefits from a split dollar insurance policy in 2003, which policy was subsequently acquired by Mr. DeMoss from the Company.

(10) Represents $5,975, $1,896, and $1,584 in fiscal year 2005, 2004, and 2003, respectively, in matching contributions to 401(k) contributions and $1,270 in fiscal 2003 as reimbursements for moving expenses.

Employment Agreements

 On November 15, 2005, Rent-Way entered into an employment agreement, with an effective date of October 1, 2005, with William Short under which Mr. Short will be employed as Rent-Way’s President.  Mr. Short has been employed as Rent-Way’s President since May 2005.  The employment agreement ends on September 30, 2007, unless earlier terminated in accordance with its terms.  The term of the employment agreement is automatically extended for additional one-year periods unless either party gives notice at least 120 days prior to the end of the term that the agreement will not be extended. Under the employment agreement, Mr. Short receives an annual salary, which is subject to review annually by the Board, of $325,000 in fiscal 2006 and $350,000 in fiscal 2007.  He is also eligible to receive an annual bonus calculated pursuant to performance standards developed by the Compensation Committee of the Board.  The target amount of that bonus is 100% of his base salary for the year in which the bonus is calculated. Mr. Short is eligible to participate in the Company’s employee benefit plans and to receive fringe benefits made generally available to senior management.

In the event Mr. Short’s employment is terminated (for any reason other than for cause, disability or death), including on a change in control of the Company, or in the event Mr. Short terminates his employment for good reason, he will be entitled to receive (i) his salary and fringe benefits through the termination date, (ii) a bonus payment of up to two times his target bonus for the year of termination, (iii) his full salary and fringe benefits, including medical and health insurance, for a period of up to 24 months following the month of his termination and (iv) a prorated payment for accrued but unused vacation. Mr. Short will also be vested in any unvested stock options, be granted an extended period of one year to exercise those options and have any contractual transfer restrictions lifted on any shares of common stock received on exercise of stock options. Mr. Short is also entitled to receive a tax gross-up payment from the Company in the event the payments made under his employment agreement expose him to the excise tax imposed on those payments by applicable provisions of the Internal Revenue Code. In the event of a termination of employment on a change in control, the payments described above are payable to Mr. Short in a lump sum within 30 business days of the date of termination.  In the event Mr. Short’s employment is terminated for cause, he will be entitled only to payment of his salary through the date of termination.  In the event Mr. Short’s employment is terminated by reason of disability or death, he will be entitled to receive, or in the case of death, his estate will be entitled to receive, his salary and fringe benefits through the date of termination, continuing salary and fringe benefits for a period of 18 months, a prorated portion of his target bonus in the year of termination and a prorated payment for accrued but unused vacation.

On October 1, 2005, Rent-Way entered into an employment agreement with Gregory L. Matheny pursuant to which he is employed as Rent-Way’s Executive Vice President and Chief Operating Officer. Under Mr. Matheny’s employment agreement, he will receive an annual salary of $215,000 and is eligible to receive an annual bonus in a target amount of 40% of base salary on the basis of corporate performance in accordance with criteria established by the President.  Under the employment agreement, Mr. Matheny’s employment continues until he or Rent-Way gives at least two weeks’ notice of termination or until Mr. Matheny’s death, disability or termination for cause. Upon termination of Mr. Matheny’s employment by Rent-Way for any reason other than cause, upon death or disability or by Mr. Matheny following a change in control of Rent-Way, Mr. Matheny will continue to receive his then current base salary for a period of 12 months. Upon execution of the employment agreement, Mr. Matheny was granted options to purchase 50,000 shares of Rent-Way’s common stock, all of which vested immediately on grant, but which contain restrictions against transfer of the shares underlying the options.

Since January 15, 1998, Ronald DeMoss has served full-time as the Company’s Vice President and General Counsel under an employment agreement that expires on March 12, 2006. Mr. DeMoss' employment agreement is automatically extended for two-year periods, unless either party gives notice at least 60 days prior to the expiration of the agreement or any two year period that the agreement will not be extended. Under the employment agreement, Mr. DeMoss receives an annual salary and is eligible to receive an annual bonus in an amount determined by the  Board. Mr. DeMoss' annual salary under the employment agreement for fiscal year 2005 is $231,750.  Mr. DeMoss is also eligible to participate in the Company’s employee benefit plans in accordance with the terms of such plans.

In the event Mr. DeMoss' employment is terminated upon the occurrence of a change in control of the Company, as defined in his employment agreement, all of Mr. DeMoss' unvested stock options vest. Additionally, at any time following the occurrence of a change of control of the Company, Mr. DeMoss may elect to voluntarily terminate his employment, and if he elects to do so, he will be entitled to receive an amount equal to the greater of his current salary for the remainder of his employment term or two times his base salary. The cash payment described above is required to be made in one lump sum.

On October 1, 2005, Rent-Way entered into a new employment agreement with John A. Lombardi, Rent-Way’s Vice President, Corporate Controller, and Interim Chief Financial Officer.  Pursuant to the new agreement, Mr. Lombardi’s employment continues until either he or Rent-Way gives at least two weeks’ notice of termination or until Mr. Lombardi’s death, disability or termination for cause.  Upon termination of Mr. Lombardi’s employment by Rent-Way for any reason other than cause, upon death or disability, and by Mr. Lombardi following a change in control of Rent-Way, Mr. Lombardi will continue to receive his then current base salary for a period of 12 months.  Mr. Lombardi’s annual salary under the employment agreement for fiscal year 2005 is $182,050.  Mr. Lombardi is eligible for an annual bonus in an amount determined by the President on the basis of corporate performance in accordance with criteria established by the President.  Mr. Lombardi is also entitled to participate in the Company’s employee benefit plans in accordance with the terms of those plans.

Until May 1, 2005, Mr. Morgenstern served as Chairman of the Board, Chief Executive Officer and President under an employment agreement with the Company dated November 20, 2001 that was terminated upon his resignation as Chief Executive Officer and President.  Effective May 1, 2005, the Company entered into a consulting agreement and a non-competition agreement with Mr. Morgenstern.  Pursuant to the consulting agreement, Mr. Morgenstern has agreed to be available to render consulting services to the Company from time to time, not to exceed 25% of his business time per month, through April 30, 2010.  Under the consulting agreement, Mr. Morgenstern receives an annual payment of $200,000 and may receive an annual bonus at the discretion of the Board.  Pursuant to the non-competition agreement, Mr. Morgenstern has agreed not to compete with the Company for a maximum period of seven years beginning May 1, 2005, and in consideration receives an annual payment of $150,000.  Mr. Morgenstern has the right to continuing payment of fees under the consulting agreement and payments under the noncompetition agreement in the event the agreements are terminated following a change in control of Rent-Way and on certain other events.

Stock Options

The following table sets forth information concerning stock option grants made to the Named Executive Officers in fiscal year 2005:

Option Grants in Fiscal Year 2005 Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($) 5% ($) 10% ($)
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

William S. Short	60,000	8.0	7.94	4/4/10	638,422	843,972
	75,000	10.0	6.87	9/30/10	690,487	912,797
William E. Morgenstern	20,000	2.7	7.94	4/4/10	212,807	281,324
Gregory L. Matheny	27,000	3.6	7.94	4/4/10	287,290	379,787
	50,000	6.7	6.87	9/30/10	460,323	608,531
Ronald D. DeMoss	25,000	3.3	7.94	4/4/10	266,009	351,655
John A. Lombardi	17,000	2.3	7.94	4/4/10	180,886	239,125
William A. McDonnell	25,000	3.3	7.94	4/4/10	266,009	351,655

The following table sets forth information concerning stock option exercises by the Named Executive Officers during fiscal year 2005 and the number of shares and the value of options outstanding as of September 30, 2005 for each such officer:

	Aggregate Option Exercises and
	Option Values as of September 30, 2005

			Number of Securities
			Underlying		Value of Unexercised
	Shares		Unexercised Options at		In-the-Money Options at
	Acquired on	Value	9/30/05 (#)		9/30/05 ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

William S. Short	40,000	$ 153,880	258,000	75,000	$ -	$ 102,750
William E. Morgenstern	-	-	270,000	-	105,000	-
Gregory L. Matheny	10,000	36,070	82,800	60,000	-	82,200
Ronald D. DeMoss	-	-	78,000	20,000	50,000	27,400
John A. Lombardi	-	-	47,000	15,000	-	20,550
William A. McDonnell	-	-	75,000	50,000	-	68,500

 (1) Based on the closing sales price of the Common Stock on the New York Stock Exchange of $6.87 per share on September 30, 2005, less the exercise price.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors oversees the overall compensation policies and practices of the Company.  The Committee seeks to develop fair and competitive policies and practices designed to link executive compensation to the Company’s business objectives and financial performance.

Specifically, the Company’s compensation policies are designed to (a) attract and retain individuals of the best quality available in the rental-purchase industry, (b) motivate and reward these individuals based on corporate and individual performance and (c) align the interests of these individuals with the interests of the shareholders of the Company through stock-based incentives.  Consistent with the above-stated philosophy, senior management compensation has generally consisted of three components:  base salary, bonus, and incentive awards in the form of stock options.  Salary levels for senior management are determined generally on the basis of pay practices of comparable companies in the rental-purchase industry.  Bonuses are determined by considering performance during and over the course of each performance year.  Decisions with respect to the size and timing of bonus payments are made by reference to both Company and individual performance factors.  Target bonuses are set for each member of senior management.  For fiscal year 2005, bonus targets ranged from 15% to 50% of salary and payments against  those targets may range from zero to 100%.  The Committee retains discretion in light of Company performance and its compensation objectives to determine overall and individual funding of bonus payments.  Stock option awards are made to senior management in order to link a portion of compensation directly to the value of the Company’s common stock.  The ultimate value of the options depends on future appreciation in the common stock.  Because the Company desires to hire and retain senior managers of the best quality available in the rental-purchase industry, it generally seeks to keep compensation levels at or above those of its competitors.

Upon the recommendation of the Compensation Committee, the Board adopted the 2006 Equity Incentive Plan and recommended the Plan be submitted to stockholders for approval at this annual meeting.  The Committee, in consultation with legal counsel, prepared this Plan with the intent of providing more flexibility in incentive compensation for employees and other non-employee service providers.  The 2006 Plan provides for various types of equity based awards that are not available under the Company’s existing plans, such as stock appreciation rights, restricted stock, restricted stock units, and stock bonuses.  The 2006 Plan does not increase the number of shares currently available for award.

Effective May 1, 2005, William E. Morgenstern relinquished the offices of President and Chief Executive Officer and William S. Short was elected President.  Pursuant to the Company’s bylaws, Mr. Short, as President, currently has the duties of chief executive officer of the Company.  A new employment agreement was negotiated with Mr. Short with an effective date of October 1, 2005.  Under this employment agreement, Mr. Short’s salary for fiscal year 2006 will be $325,000, and he is eligible for a bonus in a target amount of 100% of his base salary.  In April 2005, Mr. Short was granted 60,000 options to acquire common stock and effective September 2005, in connection with the execution of his employment agreement, he was granted 75,000 options to acquire common stock, such options being exercisable immediately, but with restrictions on transfer of the underlying shares.  Based on the Company’s and Mr. Short’s performance during fiscal year 2005, including his performance as Chief Operating Officer for a portion of the year, the Board authorized a bonus to Mr. Short of $112,500.  The amount was 90% of Mr. Short’s target bonus for the year under the terms of his prior employment agreement.  Although Mr. Morgenstern ceased to serve as chief executive officer in May 2005, the Board authorized a bonus, based on the Company’s and Mr. Morgenstern’s performance, in the amount of $50,000 attributable to his service as chief executive officer for a portion of fiscal year 2005.

Robert B. Fagenson, Chair (fiscal year 2005)

William Lerner

Jacqueline E. Woods

Marc W. Joseffer

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is comprised of three directors, all of whom are independent under applicable SEC and NYSE standards, and operates under a written charter. A copy of the charter was attached as Exhibit A to the Company’s proxy statement filed with the SEC on January 28, 2004.  The charter is also available on the Company’s website.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls, and the independent registered public accounting firm has responsibility to audit the financial statements and express an opinion as to their conformity with generally accepted accounting principles.  In its corporate oversight role, the Audit Committee monitors and reviews these financial reporting processes on behalf of the Board.

Each year, the Audit Committee meets to review the scope of the audit and the audit plan of the independent registered public accounting firm, and to review the results of the audit.  In addition, conferences and/or meetings are held with the Company’s independent auditors prior to the filing of quarterly financial information with the SEC.  The meetings and the conferences are designed to facilitate open communication between the Audit Committee, management of the Company and the Company’s independent auditors.  The Audit Committee reviews and discusses the consolidated financial statements and the quarterly financial information with management and independent auditors in the context of these meetings.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent registered public accounting firm as well as to any and all Company personnel. The Audit Committee has the authority to engage, at the Company’s expense, special legal, accounting or such other consultants it deems necessary to assist in the performance of its duties.

In October 2001, the Audit Committee engaged Charles G. Knight, CPA, CVA, a principal of the firm of Schaffner Knight Minnaugh Company, P.C., an independent firm of certified public accountants, to supervise the internal audit function of the Company and report directly to the Audit Committee.  This engagement continued throughout fiscal year 2005.

As a result of management’s decision to restate financial results for fiscal years 2004 and 2003 to reflect changes in lease accounting and revenue recognition, effective December 2005, the Company engaged the independent registered public accounting firm of Malin, Bergquist & Company LLP as independent auditors  to reaudit the Company’s financial statements for fiscal year 2003.  The decision to engage Malin, Bergquist was approved by the Audit Committee.

The Audit Committee discussed with Ernst & Young LLP matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).  Ernst & Young LLP also provided the Audit Committee the written disclosures and the letter required by Independence Standards Board (“ISB”) Standard No. 1 (Discussions with Audit Committees), and the Audit Committee discussed with Ernst & Young LLP their independence under ISB Standard No. 1.  The Audit Committee discussed these same matters with, and reviewed similar materials submitted by, Malin, Bergquist and reached a similar conclusion with respect to Malin, Bergquist’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005, for filing with the SEC.

During fiscal year 2005, management completed its documentation, testing and evaluation of the adequacy of the Company’s system of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 and related rules and regulations.  Management retained the firm of Protiviti, Inc. to assist in this process.  The Audit Committee was apprised of the progress of the evaluation by both management and the independent auditors, and provided oversight and advice to management during this process.  At the conclusion of this process, management reviewed with the Audit Committee its report on the effectiveness of the Company’s internal control over financial reporting.  The Audit Committee also received a report from Ernst & Young, the Company’s independent registered public accounting firm, on management’s assessment of internal control over financial reporting for fiscal year 2005.

The Audit Committee, in consultation with the Board, selects the firm to audit the consolidated financial statements of the Company and review the Company’s quarterly financial results.  The Audit Committee recommended to the Board the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements and review the quarterly financial results of the Company for fiscal year 2006.  In order to permit the Company’s stockholders to express their views on Ernst & Young’s performance and capabilities, the Board determined to submit its decision to select Ernst & Young as independent auditors for fiscal year 2006 for ratification at this annual meeting.

John W. Higbee, Chair

William Lerner

Robert B. Fagenson

PERFORMANCE GRAPH

The following graph compares for the five-year period ended September 30, 2005, the cumulative total shareholder return for the Company, the Total Return Index for the Nasdaq Stock Market (U.S. companies) (the “Nasdaq Composite Index”), and a group consisting of publicly traded rental-purchase companies (the “Industry Group”).  The graph assumes that $100 was invested on September 30, 2000 in the common stock of the Company, the Nasdaq Composite Index and the Industry Group, and assumes reinvestment of dividends.  For fiscal years  2001, 2002, 2003 and 2004, the Industry Group consists of Rent-a-Center, Inc., Aaron Rents, Inc. and Rainbow Rentals, Inc.  For fiscal year 2004, Rainbow Rentals, Inc. was dropped from the Industry Group since it was acquired by Rent-a-Center, Inc. on May 14, 2004.  The stock price performance shown on the following graph is not necessarily indicative of future price performance.

Performance Graph

Dollars
180
160
140
120
100
80
60
40
20
-
00
01
02
03
04
05
168
121
106
80
88
59
52
49
32
41
10
18
23
23
17
Rent-Way, Inc.
NASDAQ Composite
Peer Average

	9/30/00	9/30/01	9/30/02	9/30/03	9/30/04	9/30/05
Rent-Way, Inc.	100	17	10	18	23	23
Nasdaq Composite Index	100	41	32	49	52	59
Industry Group	100	80	168	121	106	88

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2005, Robert B. Fagenson, William Lerner, Marc W. Joseffer and Jacqueline E. Woods served as the members of the Compensation Committee.  Other than Mr. Lerner, who is Secretary of the Company, no person who served as a member of the Company’s Compensation Committee during fiscal year 2005 was (i) an officer or employee of the Company during such fiscal year or (ii) formerly an officer of the Company.  None of the Company’s executive officers served as a member of the board of directors or the compensation or similar committee of the board of directors of any other entity, an executive officer of which served on the Company’s Compensation Committee or Board of Directors.

EQUITY COMPENSATION PLANS

The Company maintains the 1992, 1995, 1999 and 2004 Stock Option Plans.  The 1992 and 1995 plans have expired and grants under those plans may no longer be made.  The Company also has options to acquire its common stock outstanding under stock option plans assumed in connection with the Company’s acquisition of Home Choice Holdings, Inc. in December 1998.  The Company also has individual option award agreements outside of these plans with three employees covering an aggregate of 40,000 options to acquire shares of common stock.  These non-plan options are evidenced by written agreements and have the following terms: expiration is five years from option grant date (June 13, 2002), vesting is one-half on grant date, one-half on first anniversary of grant date; the options terminate immediately on termination of employment except in the event of death, disability or involuntary termination, in which case they are exercisable (to the extent exercisable at termination) for an additional three months.  The disclosure in the table below is as of September 30, 2005.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Rent-Way, Inc. equity compensation plans approved by security holders	2,968,494	$7.74	2,757,888*

Home Choice Holdings Inc. equity compensation plans approved by security holders	7,159	$22.14	-

Individual compensation arrangements	40,000	$11.67	-

Total	3,015,653	7.83	2,757,888*

* 2,468,561 as of January 13, 2006.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the shares of the Company’s common stock beneficially owned by (i) each beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (iii) the Named Executive Officers and (iv) the directors and the Named Executive

Officers as a group.  This information is presented as of January 6, 2006.  As of January 20, 2006, there were 26,381,376 shares of the Company’s common stock outstanding.  Except as otherwise noted, the Company believes that the persons listed below have sole investment and voting power with respect to the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Common Stock Shares Beneficially Owned (2)	Percentage of Class
William E. Morgenstern (3)	647,669	2.4
Gerald A. Ryan (4)	267,941	*
William Lerner	58,700	*
Robert B. Fagenson (5)	345,000	1.3
John W. Higbee	14,500	*
Marc W. Joseffer(6)	73,134	*
Jacqueline E. Woods	25,000	*
Ronald D. DeMoss (7)	85,256	*
William S. Short (8)	274,628	*
John A. Lombardi (9)	48,682	*
Gregory L. Matheny (10)	82,893	*
Directors/executive officers as a group (11 persons)	1,923,403	7.0
Dimensional Fund Advisors Inc. (11) 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	2,066,308	7.8
Kennedy Capital Management Inc.(12) 10829 Olive Boulevard St. Louis, MO 63141	2,764,960	10.5
Barclays Global Fund Advisors (13) 45 Fremont Street San Francisco, California 94105	1,558,708	5.9

_______________________

* Less than 1%

(1)

Unless otherwise indicated, the address for all persons listed above is c/o Rent-Way, Inc., One RentWay Place, Erie, Pennsylvania 16505.

(2)

Includes the following shares issuable upon exercise of stock options which are currently exercisable or which will become exercisable within 60 days after January 31, 2005: Morgenstern - - 270,000; Ryan - - 55,500;

Lerner - - 55,500; Fagenson - - 54,500; Higbee - -14.500;  Joseffer - - 51,750; Woods - - 25,000; DeMoss - - 78,000; Short - - 258,500; Lombardi - - 47,000, Matheny - -82,800, and directors and officers as a group - - 993,050.

(3)

Includes 25,000 shares owned by Mr. Morgenstern’s spouse as to which Mr. Morgenstern disclaims any beneficial ownership and 564 shares held in the Company’s 401(k) plan.

(4)

Includes 50,000 shares owned by Mr. Ryan’s spouse, 35,000 shares held in trust for Mr. Ryan’s children, for which Mr. Ryan serves as trustee and for which he disclaims any beneficial ownership, and 510 shares held in the Company’s 401(k) plan.

(5)

Includes 2,000 shares owned by Mr. Fagenson’s spouse, for which he disclaims any beneficial ownership, 10,000 shares held in a family foundation and 16,000 shares held in trusts for Mr. Fagenson’s children, for which Mr. Fagenson serves as trustee and for which he disclaims any beneficial ownership.

(6)

Includes 442 shares owned by Mr. Joseffer’s spouse.

(7)

Includes 4,546 shares held in the Company’s 401(k) plan and 510 shares owned by the son of Mr. DeMoss.

(8)

Includes 2,788 shares held in the Company’s 401(k) plan.

(9)

Includes 1,682 shares held in the Company’s 401(k) plan.

(10)

Includes 93 shares held in the Company’s 401(k) plan.

(11)

Dimensional Fund Advisors, Inc. filed a Schedule 13G in its capacity as an investment advisor and is deemed to be the beneficial owner of the common stock which is owned by investment advisory clients.  The beneficial ownership information presented is based solely on the Schedule 13G, filed with the SEC on February 9, 2005.

(12)

The beneficial ownership information presented is based solely on the Schedule 13G filed with the SEC by Kennedy Capital Management Inc. on January 10, 2006.

(13)

The beneficial ownership information presented is based solely on the Schedule 13G filed with the SEC by Barclays Global Investors, NA and Barclays Global Fund Advisors on February 14, 2005.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has an agreement with its 83.5% owned subsidiary, dPi Teleconnect, LLC (“dPi”), whereby the Company provides payroll processing services, legal services and general management services for payments to the Company of $10,000 per month. The agreement had a term of one year commencing on October 1, 2002. The agreement is renewable for successive one-year terms subject to the mutual agreement of the parties as to the services to be provided and the payments required during each such renewal term.  The Company and dPi have agreed to renew the agreement through September 30, 2006.

REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely upon its review of copies of such forms furnished to it, or written representations from reporting persons that no such forms were required for those persons, the Company believes that during fiscal year 2005 all filing requirements applicable to executive officers, directors, and greater than 10% beneficial owners were met.

PROPOSAL 2

APPROVAL OF THE RENT-WAY, INC. 2006 EQUITY INCENTIVE PLAN

We are requesting that the stockholders vote to approve the Rent-Way, Inc. 2006 Equity Incentive Plan, or the 2006 Plan, which was adopted by the Board on January 13, 2006, subject to approval of our stockholders.  The following summary of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is attached hereto as Appendix A.

The Board of Directors adopted the 2006 Plan in order to give the Compensation Committee and the Board of Directors greater flexibility in providing compensation to the Company’s employees and non-employee service providers.  The 2006 Plan was designed as part of a compensation strategy to provide a long-term incentive for employees and non-employees to contribute to the growth of the Company and attain specified performance goals.  In addition, the 2006 Plan provides for various types of equity-based awards that are not available under the Company’s existing stock option plans, but it does not expand the total number of shares available for award.  If the 2006 Plan is approved, the Company’s 1999 and 2004 stock option plans will be effectively frozen and no further grants will be made under those plans.  All shares authorized under those plans as of January 13, 2006, but not reserved for issuance under outstanding option grants, which is 2,468,561 shares, will be transferred to and available for award under the 2006 Plan.

The 2006 Plan is intended to enable the Company to achieve the following objectives:

•

The ability to utilize various equity vehicles, including stock options, stock appreciation rights, restricted stock or restricted stock units, performance-based awards or stock bonuses, as deemed appropriate by the Compensation Committee to maintain the Company's competitive ability to attract, retain and motivate employees and non-employees at all levels. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. A stock appreciation right is the right to receive the net of the market price of a share of stock and the exercise price of the right, in stock, in the future. Restricted stock is a share award conditioned upon continued employment, the passage of time or the achievement of performance objectives. A restricted stock unit is the right to receive the market price of a share of stock, in stock, in the future. A stock bonus is a bonus payable in shares of stock.

•

The furtherance of many compensation and governance best practices. The 2006 Plan does not permit stock option repricing, the use of discounted stock or options or reload option grants, the adding back of shares used to pay the exercise price of awards or used to satisfy tax withholding obligations, and contains no evergreen features that would provide for automatic replenishment of authorized shares under the Plan. The 2006 Plan also provides that no more than 250,000 options or stock appreciation rights may be issued to any person in any fiscal year, and limits the number of awards of restricted stock, restricted stock units and stock bonus shares to 750,000 in any fiscal year.

•

Avoiding any additional dilution to Company stockholders.  Since all awards under the 2006 Plan would consist of shares transferred from the Company’s existing stock option plans, no additional shares not previously authorized by the stockholders for issuance under existing plans would be required to fund awards under the 2006 Plan.

Purpose of 2006 Plan

The 2006 Plan will allow the Company, under the direction of the Compensation Committee, to make grants of stock options, restricted stock, restricted stock units and stock appreciation rights, any of which may or may not require the satisfaction of performance objectives, to employees and to non-employee directors and service providers. The purpose of these stock awards is to attract and retain talented employees and the services of select non-employees, further align employee and stockholder interests and closely link employee compensation with Company performance. If approved, the proposed 2006 Plan will provide an essential component of the total compensation package offered to employees, reflecting the importance that the Company places on motivating superior results with long-term, performance-based incentives.

Key Terms

The following is a summary of the key provisions of the 2006 Plan.

Plan Term:	January 13, 2006 to January 12, 2016.

Eligible Participants:

Employees of the Company (including employees who are also directors and prospective employees conditioned on their becoming employees), non-employee consultants or service providers and non-employee directors of the Company, as the Compensation Committee designates from time to time.

Shares Authorized:

2,468,561, subject to adjustment only to reflect stock splits and similar events. Shares which are used to pay the exercise price of a stock option and shares withheld to satisfy tax withholding obligations will not be available for further grants under the 2006 Plan.

Award Types:	(1) Non-qualified and incentive stock options
(2) Restricted stock
(3) Restricted stock units
(4) Stock appreciation rights
(5)Stock bonuses

Award Terms:	Stock options and stock appreciation rights will have a term no longer than ten years.

162(m) Share Limits:

So that awards may qualify under Section 162(m) of the Code, which permits performance-based compensation meeting the requirements established by the IRS to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives, the 2006 Plan limits awards to individual participants to no more than 250,000 shares subject to stock options or stock appreciation rights to an individual participant annually.

Shares Authorized for Stock Options or Stock Appreciation Rights:	Maximum of 2,468,561 shares issued as either non-qualified or incentive stock options or stock appreciation rights.

Shares Authorized for Restricted Stock, Restricted Stock Units or Stock Bonuses:	No more than 750,000 shares of restricted stock, restricted stock units or stock bonuses will be issued in any fiscal year.

Vesting:	Determined by the Compensation Committee (subject to exceptions for death or change of control).

Not Permitted:	(1) Granting stock options or stock appreciation rights at a price below market price on the date of grant.
(2) Repricing the exercise price of a stock option or stock appreciation right without stockholder approval.
(3) Granting more than 750,000 shares of restricted stock, restricted stock units or stock bonuses in any fiscal year.
(4) Granting stock options or stock appreciation rights to any one employee during any fiscal year in excess of 250,000 shares.

Eligibility

Employees of the Company and its subsidiaries (including employees who are also directors and prospective employees conditioned on their becoming employees), and non-employee directors, consultants, or service providers are eligible to receive awards under the 2006 Plan.  The Compensation Committee will determine who will participate in the 2006 Plan.

Awards

The 2006 Plan allows the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, stock units or stock bonuses, any or all of which may be made contingent upon the achievement of performance criteria.

Vesting and Exercise of Stock Options

The exercise price of stock options granted under the 2006 Plan may not be less than the market value (generally, the closing price per share) of the common stock on the date of grant. As of January 13, 2006, the closing price per share of the Company's stock was $6.76 per share. The option term of incentive stock options may not be longer than ten years. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable and, unless otherwise specified by the grant, no stock option may be exercised less than one year from the date of grant (except upon change of control). The Company may require, prior to issuing stock under the 2006 Plan, that the participant remit an amount in cash or common stock sufficient to satisfy tax withholding requirements. Unless otherwise specified in the grant or the Compensation Committee determines otherwise, upon the occurrence of a change of control, each option will be immediately exercisable.

Vesting and Exercise of Stock Appreciation Rights

Stock appreciation rights granted under the 2006 Plan represent a right to receive payment in stock equal to the excess of the fair market value of shares of common stock on the exercise date over the exercise price. The exercise price of stock appreciation rights granted under the 2006 Plan may not be less than the market value (generally, the closing price per share) of the common stock on the date of grant.  The Compensation Committee will determine at the time of grant when each stock appreciation right becomes exercisable, and, unless otherwise specified by the grant, no stock appreciation right may be exercised less than one year from the date of grant (except upon change of control). The Company may require, prior to issuing stock under the 2006 Plan, that the participant remit an amount in cash or common stock sufficient to satisfy tax withholding requirements. Unless otherwise specified in the grant or the Compensation Committee determines otherwise, upon the occurrence of a change of control, each stock appreciation right will be immediately exercisable.

Vesting of Restricted Stock and Restricted Stock Unit Awards

 The Compensation Committee may make the grant, issuance, retention and/or vesting of restricted stock and restricted stock unit awards contingent upon continued employment with the Company, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate. Except in the case of change of control, restricted stock and restricted stock unit awards that are contingent upon the achievement of performance objectives shall not vest in less than one year from the date of grant unless expressly stated in the grant. Unless otherwise specified in the grant or the Compensation Committee determines otherwise, upon the occurrence of a change of control, each share of restricted stock and restricted share unit will be immediately vested.

Eligibility Under Section 162(m)

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m), the performance criteria may be one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Compensation Committee in the award: net earnings, sales or revenue, operating earnings or income, cash flow, return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reductions or savings, customer satisfaction, working capital, earnings or diluted earnings per share, price per share of Company stock and market share.

To the extent that an award under the 2006 Plan is designated as a "performance award," but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can also include other objectives as determined by the Compensation Committee.

The Compensation Committee may appropriately adjust any evaluation and performance under the performance criteria described above to exclude any of the following events that occur during a performance period: any unusual or extraordinary corporate item, transaction, event or development; any other unusual or nonrecurring events affecting the Company (determined consistent with U.S. Generally Accepted Accounting Principles), or the financial statements of the Company; or changes in applicable laws, regulations, accounting principles, or business conditions.

Notwithstanding satisfaction of any completion of any performance criteria described above, the number of shares of stock or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be reduced by the Compensation Committee on the basis of such further considerations as the Compensation Committee determines in its sole discretion.

Transferability

Awards granted under the 2006 Plan generally are not transferable except by will or the laws of descent and distribution.

Administration

The Compensation Committee, which is made up entirely of independent directors, will administer the 2006 Plan. The Compensation Committee will select the employees and non-employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2006 Plan, establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the 2006 Plan and establish, amend and rescind any of its rules relating to the 2006 Plan.

Amendments

The Board of Directors may, at any time, suspend or terminate the 2006 Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the 2006 Plan to qualify, or if and to the extent the Board determines that such approval is appropriate or necessary for purposes of satisfying Section 162(m), Section 422 or Section 409A of the Code or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization, or if it involves any provision of the 2006 Plan that by its terms may not be amended without stockholder approval, such as the prohibition against repricing awards. Nothing in the 2006 Plan restricts the Compensation Committee's ability to exercise its discretionary authority to administer the plan as provided in the 2006 Plan, which discretion may be exercised without amendment to the 2006 Plan. No action may, without the consent of a participant, reduce the participant's rights under any outstanding grant.

Adjustments

The impact of a person becoming a beneficial owner of more than 25% of the total voting power of all stock of the Company entitled to vote for the directors of the Company, a merger, sale of all or substantially all of the assets of the Company in one transaction or a series of related transactions, or other reorganization of the Company on the outstanding stock options, stock appreciation rights, restricted stock, restricted stock units and stock bonuses granted under the 2006 Plan shall be specified in the agreement relating to these events, subject to limitations and restrictions set forth in the 2006 Plan. Such agreement may provide for, among other things, assumption of outstanding awards, accelerated vesting or accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

U.S. Tax Consequences

Stock option grants under the 2006 Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are also governed by Section 83 of the Code. Generally, no taxes are due when the award is made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

In general, participants will recognize ordinary income upon the receipt of shares or cash with respect to other awards granted under the 2006 Plan and the Company will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

As described above, awards granted under the 2006 Plan may qualify as "performance-based compensation" under Section 162(m) in order to preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of the Company's most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2006 Plan by a committee consisting of two or more "outside directors" (as defined under Section 162 regulations) and satisfy the 2006 Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more "outside directors."

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2006 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income may be taxable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE ADOPTION OF THE
2006 EQUITY INCENTIVE PLAN

PROPOSAL 3 - APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young LLP as the independent registered public accounting firm to examine our financial statements for fiscal year 2006.  Ernst & Young LLP was our independent registered public accounting firm for fiscal year 2005.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to questions.

Ernst & Young was engaged effective December 22, 2003 and the Company’s former independent accountants, PricewaterhouseCoopers LLP, were dismissed.  The decision to change the Company’s accounting firm was approved by the Audit Committee.

The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for each of the two fiscal years ended September 30, 2003 and 2002 and in the subsequent interim period from October 1, 2003 through and including December 22, 2003, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the matter in their reports on the financial statements.

During the two fiscal years ended September 30, 2003 and 2002 and the subsequent interim period from October 1, 2003 to December 22, 2003, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as follows: PricewaterhouseCoopers issued a report dated December 28, 2001 to the Company’s Audit Committee summarizing “reportable conditions” and “material weaknesses” as defined by the American Institute of Certified Public Accountants, or AICPA, in the Company’s internal controls that were initially observed during PricewaterhouseCoopers’ audit of the Company’s financial statements for the fiscal year ended September 30, 2000. These conditions and weaknesses, which were discussed by PricewaterhouseCoopers with the Company’s Audit Committee, concerned (1) the Company’s need to conduct a risk assessment to be used in implementing a comprehensive system of effective internal control and (2) the Company’s inability to reconcile its general ledger inventory amounts with the inventory amounts as reported by its point-of-sale inventory accounting system. PricewaterhouseCoopers issued a report dated December 27, 2002 to the Company’s Audit Committee stating (1) that the reportable conditions and material weaknesses relating to the Company’s need to conduct a risk assessment and implement an effective system of internal control had been resolved and (2) the reconciliation between the general ledger and point-of-sale system continued as a reportable condition. This reportable condition was discussed by PricewaterhouseCoopers with Audit Committee. This reportable condition was subsequently resolved by the Company during the fiscal year ended September 30, 2003. The Company authorized PricewaterhouseCoopers to respond fully to the inquiries of Ernst & Young concerning the subject matter of the reportable events described above.

The Company did not consult with Ernst & Young during the fiscal years ended September 30, 2003 and 2002 or during the subsequent interim period from October 1, 2003 through and including December 22, 2003, on either the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any of the reportable events described above.

The Company requested PricewaterhouseCoopers to furnish a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers agreed with the above statements of the Company.  A letter of PricewaterhouseCoopers, stating that it agreed with the above statements, was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 29, 2003.

As discussed in this proxy statement under “Audit Committee Report”, Malin Bergquist & Company LLP was engaged to reaudit the Company’s fiscal year 2003 financial statements for inclusion in the Annual Report on Form 10-K for fiscal year 2005.  Malin Bergquist also audits the financial statements of the Company’s 401(k) Retirement Savings Plan.

Audit Fees.  The following table sets forth the fees incurred by the Company related to the services of Ernst & Young for the fiscal years ended September 30, 2005 and September 30, 2004:

	Fiscal Year Ended September 30, 2005	Fiscal Year Ended September 30, 2004

Audit Fees	$1,087,218	$535,110
Audit Related Fees	0	10,545
Tax Fees	0	8,474
All Other Fees	0	0
Total	1,087,218	554,129

For fiscal year 2005, “Audit Fees” in the above table includes $347,180 for attestation of the Company’s internal control report required by Section 404 of the Sarbanes-Oxley Act of 2002.  For fiscal year 2004, the “Audit Related Fees” consist of fees for consultations regarding compliance with applicable Sarbanes-Oxley Act matters and reimbursements for expenses of Ernst & Young LLP related to these matters.  In the table above, “Tax Fees” consist of fees for services associated with tax compliance matters.  Malin Bergquist’s audit fees for its reaudit of the 2003 fiscal year financial statements were $244,200.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors.  All services provided by Ernst & Young are subject to pre-approval by the Audit Committee.  The Audit Committee has a general policy of not utilizing Ernst & Young to provide any services other than audit, audit-related and tax compliance services.  Subject to this policy, the Audit Committee has authorized the Chair of the Audit Committee to approve services by Ernst & Young in the event there is a need for such approval prior to the next full Audit Committee meeting.  However, a full report of any interim approvals must be given at the next Audit Committee meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THE  RATIFICATION OF
ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006

PROPOSALS OF SHAREHOLDERS

Any shareholder who intends to present a proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2007 Annual Meeting of Shareholders must submit such proposal prior to September 30, 2006.  It is suggested that the proposal be submitted to the Company’s corporate offices in Erie, Pennsylvania by certified mail, return receipt requested, and be directed to the Secretary of the Company.

The Company’s by-laws require a shareholder to give advance notice of any business, including the nomination of candidates for election to the Board, the shareholder wishes to bring before a meeting of shareholders.  In general, for business to be brought before an annual meeting by a shareholder, written notice of the proposal must be received by the Secretary of the Company not less than 90 days prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting has been changed by more than 30 days from the date of the most recent previous annual meeting, notice will be considered timely if received on or before the later of 120 calendar days before the date of the annual meeting at which such business is to be presented or 30 days following the first public announcement by the Company of the date of such annual meeting, and, in any event, if received not later than 15 calendar days prior to the scheduled mailing date of the Company’s proxy materials for such annual meeting.  The shareholder’s notice must contain a description of the business the shareholder intends to bring before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in the by-laws.

OTHER MATTERS

Management does not know of any matters to be presented at this annual meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement.  If other matters should properly come before the annual meeting, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

A copy of the Company’s Annual Report on Form 10-K for fiscal year 2005 is included with this Proxy Statement.

By Order of the Board of Directors,

WILLIAM LERNER

Secretary

Erie, Pennsylvania

January 27, 2006

APPENDIX A

RENT-WAY, INC.

2006 EQUITY INCENTIVE PLAN

1

PREAMBLE

This Rent-Way, Inc. 2006 Equity Incentive Plan, as it may be amended from time to time (the "Plan"), is intended to promote the interests of Rent-Way, Inc., a Pennsylvania corporation ("Rent-Way" and, together with its Subsidiaries, the "Company"), and its stockholders by providing officers and other employees and non-employee directors of the Company with appropriate incentives and rewards to encourage them to enter into and continue in service to the Company and to acquire a proprietary interest in the long-term success of the Company, while aligning the interests of key employees and management with those of the stockholders.

This Plan is intended to provide a flexible framework that will permit the development and implementation of a variety of stock-based programs based on changing needs of the Company, its competitive market and the regulatory climate.

2

DEFINITIONS

As used in the Plan, the following definitions apply to the terms indicated below:

(a)

"Award Agreement" shall mean the written agreement between the Company and a Participant or other document approved by the Committee evidencing an Incentive Award.

(b)

"Board of Directors" shall mean the Board of Directors of Rent-Way.

(c)

"Cause," and the term "for cause" shall mean,

(1)

with respect to a Participant who is a party to a written employment agreement with the Company, which agreement contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements, or

(2)

in all other cases, as determined by the Committee, in its sole discretion.

(d)

"Change in Control", unless otherwise defined in an Award Agreement, occurs if

(1)

any "Person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act of 1934), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the total combined voting power of all classes of capital stock of Rent-Way normally entitled to vote for the election of directors of Rent-Way; or

(2)

the Board of Directors shall approve a sale of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, or

(3)

the Board of Directors shall approve any merger, consolidation or other reorganization of Rent-Way in which the shareholders of Rent-Way immediately prior to such transaction own, in the aggregate, less than 50% of the total combined voting power of all classes of capital stock of the surviving entity normally entitled to vote for the election of directors of the surviving entity.

For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

(e)

"Code" shall mean the Internal Revenue Code of 1986, as amended.

(f)

"Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (as defined herein), members of the Committee (or any subcommittee thereof) shall be "non-employee directors" within the meaning of Rule 16b-3.  To the extent required for compensation realized from Incentive Awards (as defined herein) under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be "outside directors" within the meaning of such section.

(g)

"Company Stock" shall mean the common stock, without par value, of Rent-Way.

(h)

"Covered Employee" means a Participant who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

(i)

"Disability," unless otherwise provided in an Award Agreement, shall mean

(1)

with respect to a Participant who is a party to a written employment agreement with the Company, which agreement contains a definition of "disability" or "permanent disability" (or words of like import) for purposes of termination of employment thereunder by the Company, "disability"  or "permanent disability" as defined in the most recent of such agreements, or

(2)

in all other cases, means such Participant's inability to perform substantially his or her duties to the Company by reason of physical or mental illness, injury, infirmity or condition, as determined by the Committee, in its sole discretion.

(j)

"Dividend Equivalents" means a right granted to a Participant pursuant to Section 10 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(k)

"Effective Date" shall mean January 13, 2006, the date the Plan was adopted by the Board of Directors, subject to approval by Rent-Way's stockholders.  The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of Rent-Way present or represented and entitled to vote at a meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting and duly held in accordance with the applicable provisions of Rent-Way's Bylaws.  Incentive Awards may be granted under the Plan at any time prior to the receipt of stockholder approval; provided, however, that each such grant shall automatically terminate in the event such approval is not obtained.  Without limiting the foregoing, no Option or SAR may be exercised prior to the receipt of such approval, and no share certificate will be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval.

(l)

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(m)

"Fair Market Value" means, for any particular date, (i) for any period during which the Company Stock shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per share of Company Stock on such exchange or the NASDAQ closing bid price as of the close of such trading day, or (ii) the market price per share of Company Stock as determined in good faith by the Board of Directors in the event (i) above shall not be applicable.  If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next preceding day when the markets are open.

(n)

"Incentive Award" shall mean an Option, SAR, share of Restricted Stock, Restricted Stock Unit or Stock Bonus (each as defined herein) granted pursuant to the terms of the Plan.

(o)

"Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

(p)

"Issue Date" shall mean the date established by the Committee on which Certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 9(e).

(q)

"Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

(r)

"Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

(s)

"Participant" shall mean an employee, a non-employee consultant or service provider, or non-employee director of the Company to whom an Incentive Award is granted pursuant to the Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(t)

"Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Sections 9 and 10, but which is subject to the terms and conditions set forth in Section 12.  All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(u)

"Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on investment, return on stockholders' equity, return on assets or net assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer satisfaction, working capital, earnings or diluted earnings per share, price per share of Company Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(v)

"Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company (determined consistent with U.S. Generally Accepted Accounting  Principles), or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(w)

"Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

(x)

"Prior Plans" means the Company's 1999 and 2004 Stock Options Plans.

(y)

"Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

(z)

A share of "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 9 hereof and that is subject to the restrictions set forth in Section 9(c).

(aa)

"Restricted Stock Unit" means the right to receive a share of Company Stock that is granted pursuant to the terms of Section 10.

(bb)

"Rule 16b-3" shall mean the rule thus designated as promulgated under the Exchange Act.

(cc)

"SAR" shall mean a stock appreciation right granted pursuant to Section 8.

(dd)

"Stock Bonus" shall mean a bonus payable in shares of Company Stock or a payment made in shares of Company Stock pursuant to a deferred compensation plan of the Company.

(ee)

"Subsidiary" shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.

(ff)

"Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Restricted Stock Unit may vest.

3

STOCK SUBJECT TO THE PLAN

(a)

Shares Available for Awards

The total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 2,468,561 shares.  This limit consists of 2,468,561 shares of Company Stock available for issuance under the Prior Plans as of the Effective Date, which shares shall be treated as no longer available for option grants under the Prior Plans following the Effective Date.  The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)

Total Grants by Award Type

The total number of shares of Company Stock to be awarded under the Plan as Options or SARs shall not exceed 2,468,561 shares.  The total number of shares of Company Stock to be awarded under the Plan as Incentive Stock Options shall not exceed 2,468,561 shares.  The total number of shares of Company Stock to be awarded under the Plan as Restricted Stock, Restricted Stock Units or as Stock Bonuses shall, in the aggregate, not exceed 750,000 shares in any fiscal year of the Company.

(c)

Individual Limitation

The total number of shares of Company Stock subject to Options and SARs awarded to any one employee during any fiscal year of the Company, shall not exceed 250,000 shares.  Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder.  The provisions of this Section 3(c) shall not apply in any circumstance with respect to which the Committee determines that compliance with Section 162(m) of the Code is not necessary.

(d)

Adjustment for Change in Capitalization

If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, the price per share under each outstanding Incentive Award, and the limitations set forth in Section 3(b) and (c), shall be proportionately adjusted by the Committee, whose determination shall be final and binding.  After any adjustment made pursuant to this Section 3(d), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.

(e)

Other Adjustments

In the event of any transaction or event described in Section 3(d) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Incentive Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, including, if the Committee deems appropriate, the principles of Treasury Regulation Section 1.424-1(a)(5) except to the extent necessary to ensure that the action does not violate Section 409A of the Code, either by amendment of the terms of any outstanding Incentive Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

(i)

To provide for either (A) termination of any such Incentive Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Incentive Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 3(e) the Committee determines in good faith that no amount would have been attained upon the exercise of such Incentive Award or realization of the Participant's rights, then such Incentive Award may be terminated by the Company without payment) or (B) the replacement of such Incentive Award with other rights or property selected by the Committee in its sole discretion;

(ii)

To provide that such Incentive Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii)

To make adjustments in the number and type of shares of Company Stock (or other securities or property) subject to outstanding Incentive Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of

(including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)

To provide that such Incentive Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)

To provide that the Incentive Award cannot vest, be exercised or become payable after such event.

(f)

Re-use of Shares

To the extent that an Incentive Award terminates, expires, is cancelled, forfeited, or lapses for any reason, or if an Incentive Award is settled by payment of cash, any shares of Company Stock subject to the Incentive Award shall again be available for the grant of an Incentive Award pursuant to the Plan.  Shares that are used to pay the exercise price of an Option and shares withheld to satisfy tax withholding obligations will not be available for further grants of Incentive Awards pursuant to the Plan.  To the extent permitted by applicable law or any securities exchange rule, shares of Company Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Company Stock available for grant pursuant to this Plan.  Dividend Equivalents payable in cash shall not be counted against the shares available for issuance under the Plan.

(g)

No Repricing

Absent stockholder approval, neither the Committee nor the Board of Directors shall have any authority, with or without the consent of the affected holders of Incentive Awards, to "reprice" an Incentive Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price.  This paragraph may not be amended, altered or repealed by the Board of Directors or the Committee without approval of the stockholders of the Company.

4

ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee.  The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount, type and other features of each Incentive Award.

The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate.  The Committee shall determine whether an authorized leave of absence or absence due to military or government service shall constitute termination of employment.  Decisions of the Committee shall be final and binding on all parties.  Determinations made by the Committee under the Plan need not be uniform but may be made on a Participant-by-Participant basis.  Notwithstanding anything to the contrary contained herein, the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" as used herein shall be deemed to mean the Board of Directors.

The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Option or SAR and (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Restricted Stock Unit or otherwise adjust any of the terms applicable to such share.

No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall, in addition to any obligations of indemnity and defense contained in the Company's by-laws or under applicable law, indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5

ELIGIBILITY

The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including employees who are also directors and prospective employees conditioned on their becoming employees), non-employee consultants or service providers, and non-employee directors of the Company as the Committee shall designate from time to time.

6

AWARDS UNDER THE PLAN; AWARD AGREEMENTS

The Committee may grant Options, SARs, shares of Restricted Stock, Restricted Stock Units and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) will be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable.  By accepting an Incentive Award, a Participant thereby agrees that the Incentive Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7

OPTIONS

(a)

Identification of Options

Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.  In the absence of such identification, an Option will be deemed to be a Non-Qualified Stock Option.

(b)

Exercise Price

Each Award Agreement with respect to an Option shall set forth the amount (the "exercise price") payable by the holder to the Company upon exercise of the Option.  The exercise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

(c)

Term and Exercise of Options

(1)

The applicable Award Agreement will provide the date or dates on which an Option shall become exercisable.  The Committee shall determine the expiration date of each Option; provided, however, that no Option shall be exercisable more than ten years after the date of grant.  Unless the applicable Award Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

(2)

An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000.  The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)

Unless the Committee determines otherwise, an Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee), no less than one nor more than ten business days in advance of the effective date of the proposed exercise.  Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be from the Participant or other person then having the right to exercise the Option.  Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) by means of a broker assisted cashless exercise procedure complying with applicable law, and (iv) by such other provision as the Committee may from time to time authorize.  Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary's designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary's designee) of the Company shall require.

(4)

Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(d)

Limitations on Incentive Stock Options

(1)

Incentive Stock Options may be granted only to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations thereunder).

(2)

To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options.  Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(3)

No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)

Effect of Termination of Employment

(1)

Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death : (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.  The three-month period described in this Section 7(e)(1) shall be extended to one year in the event of the Participant's death during such three-month period.  Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2)

Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.  Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(3)

In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(f)

Acceleration of Exercise Date Upon Change in Control

Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.  In addition, upon the occurrence of a Change in Control, the Committee may in its discretion, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control less the exercise price of each Option.

(g)

Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by Will or by the laws of descent and distribution.  The Committee may in its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of the Options to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts or other entity for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.  "Immediate Family Members" shall mean a Participant's spouse, siblings, child(ren) and grandchild(ren).  Notwithstanding the foregoing, Incentive Awards may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

8

SARS

(a)

Exercise Price

The exercise price per share of a SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

(b)

Benefit Upon Exercise

The exercise of SARs with respect to any number of shares of Company Stock shall entitle the Participant to receive unrestricted, fully transferable shares of Company Stock, payable within 2½ months of the date on which the SARs are exercised, equal in value to the number of SARs exercised multiplied by (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the SAR.  Fractional share amounts shall be settled in cash.

(c)

Term and Exercise of SARs

(1)

The applicable Award Agreement will provide the dates or dates on which a SAR shall become exercisable.  The Committee shall determine the expiration date of each SAR; provided, however, that no SAR shall be exercisable more than ten years after the date of grant.  Unless the applicable Award Agreement provides otherwise, no SAR shall be exercisable prior to the first anniversary of the date of grant.

(2)

A SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000.  The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)

Unless the Committee determines otherwise, a SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee), no less than one nor more than ten business days in advance of the effective date of the proposed exercise.  Such notice shall specify the number of shares of Company Stock with respect to which the SAR is being exercised, and the effective date of the proposed exercise, and shall be from the Participant or other person (if any) having the right to exercise the SAR.

(d)

Effect of Termination of Employment

The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply to such exercise of SARs.

(e)

Acceleration of Exercise Date Upon Change in Control

Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.  In addition, upon the occurrence of a Change in Control, the Committee may in its discretion, cancel any outstanding SARs and pay to the holders thereof, in stock, the value of such SARs based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control less the exercise price of each SAR.

9

RESTRICTED STOCK

(a)

Issue Date and Vesting Date

At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares.  The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class.  If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 9(e).  Provided that all conditions to the vesting of shares of Restricted Stock imposed pursuant to Section 9(b) are satisfied, and except as provided in Section 9(g), upon the occurrence of the Vesting Date with respect to shares of Restricted

Stock, such shares shall vest and the restrictions of Section 9(c) shall cease to apply to such share.

(b)

Conditions to Vesting

At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.  By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Committee may specify under Section 12.

(c)

Restrictions on Transfer Prior to Vesting

Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted.  Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

(d)

Dividends on Restricted Stock

The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

(e)

Issuance of Certificates

(1)

Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares.  Each such stock certificate shall bear any such legend as the Company may determine.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

(2)

Each certificate issued pursuant to this Section 9(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company in such manner as the Company may determine unless the Committee determines otherwise.

(f)

Consequences of Vesting

Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions of Section 9(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such shares, free of the legend set forth in Section 9(e).  Notwithstanding the foregoing, such shares still may be subject to restrictions on transfer as a result of applicable securities laws or pursuant to Section 15.

(g)

Effect of Termination of Employment

(1)

Unless the applicable Award Agreement or the Committee determines otherwise, in the event of the termination of a Participant's service to the Company for any reason other than Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited and returned to the Company.  The Company also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(2)

In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant that have not vested prior to the date of such termination shall immediately be forfeited and returned to the Company, together with any dividends credited on such shares by termination of any escrow arrangement under which such dividends are held or otherwise.

(h)

Effect of Change in Control

Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not previously vested shall immediately vest.  In addition, upon the occurrence of a Change in Control, the Committee may in its discretion cancel any outstanding shares of Restricted Stock and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such shares of Restricted Stock based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control.

10

RESTRICTED STOCK UNITS

(a)

Vesting Date

At the time of the grant of Restricted Stock Units, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares.  The Committee may divide such shares into classes and assign a different Vesting Date for each class.  Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 10(c) are satisfied, and except as provided in Section 10(d), upon the occurrence of the Vesting Date with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest and shares of Stock will be delivered pursuant to Section 10(c).

(b)

Dividend Equivalents

Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Company Stock that are subject to any award of Restricted Stock Units, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Committee.  Such Dividend Equivalents shall be converted to cash or additional

Restricted Stock Units by such formula and at such time and subject to such limitations as may be determined by the Committee.

(c)

Benefit Upon Vesting

Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or, in the sole discretion of the Committee, an amount, payable within 2 ½ months of the date on which such Restricted Stock Units vests, equal to the Fair Market Value of a share of Company Stock on the date on which such Restricted Stock Unit vests.  Notwithstanding the foregoing, shares of Company Stock issued may be subject to restrictions on transfer as a result of applicable securities laws or pursuant to Section 15.

(d)

Conditions to Vesting

At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its absolute discretion, deems appropriate.  By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock Units, that the Participant or the Company achieves such performance goals as the Committee may specify under Section 12.

(e)

Effect of Termination of Employment

(1)

Unless the applicable Award Agreement or the Committee determines otherwise, Restricted Stock Units that have not vested, together with any dividends credited on such Restricted Stock Units, shall be forfeited upon the Participant's termination of employment for any reason other than Cause.

(2)

In the event of the termination of a Participant's employment for Cause, all Restricted Stock Units granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

(f)

Effect of Change in Control

Unless the Award Agreement provides or the Committee determines otherwise, upon the occurrence of a Change in Control all outstanding Restricted Stock Units which have not theretofore vested shall immediately vest.  In addition, upon the occurrence of a Change in Control, the Committee may in its discretion, cancel any outstanding Restricted Stock Units and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Restricted Stock Units based upon the price per share of Company Stock to be received by other shareholders of the Company in the Change in Control.

11

STOCK BONUSES

In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

12

PERFORMANCE-BASED AWARDS

(a)

Purpose.

The purpose of this Section 12 is to provide the Committee the ability to qualify Incentive Awards, other than Options and SARs, that are granted pursuant to Sections 9 and 10 as Qualified Performance-Based Compensation.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 12 shall control over any contrary provision contained in Sections 9 and 10; provided, however, that the Committee may in its discretion grant Incentive Awards to Covered Employees and to other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 12.

(b)

Applicability.

This Section 12 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Incentive Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c)

Procedures with Respect to Performance-Based Awards.

To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Incentive Award granted under Sections 9 and 10 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d)

Payment of Performance-Based Awards.

Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if, and to the extent, the Performance Goals for such period are achieved.

(e)

Additional Limitations.

Notwithstanding any other provision of the Plan, any Incentive Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

13

RIGHTS AS A STOCKHOLDER

No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares.

Except as otherwise expressly provided in Section 3(d), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14

DEFERRAL OF AWARDS

The Committee may permit or require the deferral of payment or settlement of any Restricted Stock Unit or Stock Bonus subject to such rules and procedures as it may establish.  Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

15

RESTRICTION ON TRANSFER OF SHARES

The Committee may impose, either in the Award Agreement or at the time shares of Company Stock are issued in settlement of an Incentive Award, restrictions on the ability of the Participant to sell or transfer such shares of Company Stock.

16

NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

No person shall have any claim or right to receive an Incentive Award hereunder.  The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

17

SECURITIES MATTERS

(a)

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange or any other securities exchange or automated quotation system on which shares of Company Stock are listed.  Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Committee or the Company, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

(b)

The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange or any other securities exchange or automated quotation system on which shares of Company Stock are listed.  The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Company shall inform the Participant in writing of the Committee's decision to defer the effectiveness of a transfer.  During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

(c)

It is intended that the Plan be applied and administered in compliance with Rule 16b-3.  If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee.  The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

18

WITHHOLDING TAXES

Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.  With the approval of the Committee, which it shall have sole discretion to grant and which approval may be evidenced by the presence in the Award Agreement of an appropriate reference to such right, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld.  Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.  Any tax withholding above the minimum amount of tax required to be withheld must be deducted from other amounts payable to the Participant or must be paid in cash by the Participant.

19

NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)) and permitted under the terms of the Award Agreement, such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

20

NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE CODE

Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten days of such disposition.

21

AMENDMENT OR TERMINATION OF THE PLAN

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m), Section 422 or Section 409A of the Code or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization.  Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan.  No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

22

NO OBLIGATION TO EXERCISE

The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

23

TRANSFERS UPON DEATH; NONASSIGNABILITY

Upon the death of a Participant outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by Will or by the laws of descent and distribution.  No transfer of an Incentive Award by Will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with (a) written notice thereof and with a copy of the Will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

Except as otherwise provided, no Incentive Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

24

EXPENSES AND RECEIPTS

The expenses of the Plan shall be paid by the Company.  Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

25

FAILURE TO COMPLY

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its sole discretion, may determine.

26

EFFECTIVE DATE AND TERM OF PLAN

The Plan shall be effective as of the Effective Date.  Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date.  Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

27

APPLICABLE LAW

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the Commonwealth of Pennsylvania, without reference to the principles of conflicts of laws thereunder.

RENT-WAY, INC.

ONE RENTWAY PLACE

ERIE, PENNSYLVANIA  16505

This proxy is solicited on behalf of the Board of Directors

for the Annual Meeting on March 8, 2006.

The undersigned hereby appoints William E. Morgenstern and William S. Short, and each of them, proxies with the powers the undersigned would possess if personally present and with full power of substitution, to vote all common shares of the undersigned at the Annual Meeting of Shareholders of Rent-Way, Inc. (the “Company”) to be held at the Bel-Aire Clarion Hotel, 2800 West Eighth Street, Erie, Pennsylvania 16505 on Wednesday, March 8, 2006, and at any adjournments, upon matters described in the proxy statement furnished herewith and all other subjects that may properly come before the meeting.  IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE NOMINEES FOR DIRECTOR LISTED HEREIN, FOR APPROVAL OF THE RENT-WAY , INC. 2006 EQUITY INCENTIVE PLAN, FOR RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

This card constitutes voting instructions to the trustee for any shares of common stock allocated to the undersigned under the Company’s Section 401(k) Retirement Plan.  Shares for which no voting instructions have been received by the trustee will be voted in accordance with the provisions of the Plan.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

RENT-WAY, INC.

March 8, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER ___________
-or-
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.	ACCOUNT NUMBER ___________
-or-
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
				FOR	AGAINST	ABSTAIN
1. Election of Directors.			2. Approve the Company’s 2006 Equity Incentive Plan	[ ]	[ ]	[ ]
[ ]	FOR ALL NOMINEES	NOMINEES CLASS II (term to 2009)
			3. Ratify the Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm	[ ]	[ ]	[ ]
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) William Lerner ( ) Marc W. Joseffer ( ) Jacqueline E. Woods
			4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.	[ ]	[ ]	[ ]

[ ]	FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (x)			If you do not sign and return a proxy, or attend the meeting, your shares cannot be voted.

To change the address on your account, please check the box at right and indicate your new address in the space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.    [  ]

PLEASE SIGN HEREON and return in the enclosed envelope promptly. Shareholders are entitled to cumulative voting in the election of directors.

Signature of Shareholder		Date	Signature of Shareholder		Date

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NOTE:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

 3